UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22439

Grand Prix Investors Trust

 (Exact Name of Registrant as Specified in Charter)

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Address of Principal Executive Offices)  (Zip Code)

John C. Foti

42125 Shadow Hills Drive

Lancaster, CA 93536

 (Name and Address of Agent for Service)

With copy to:

Oswald &Yap LLP

16148 Sand Canyon Ave.

Irvine, CA 92618

Registrant’s Telephone Number, including Area Code:  (661) 579-6647

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GRAND PRIX INVESTORS FUND

JULY 31, 2013

Dear Shareholders,

September 1, 2013

On July 31st we concluded our third year of operations. Thank you for your investment in the Fund.

The Fund has had many positive developments over the past 12 months. We are pleased to have been able to deliver double digit returns of 11.15% over the fiscal year ending July 31, 2013. This compares to a 25% return of the S&P 500 Index for the same period.

Admittedly, we have not achieved par with our benchmark index. This is the primary focus of our investment committee. We will not rest until we are achieving that goal with regularity.  Factors that led to the performance discrepancy were that the Fund ran a more conservative model during this period, with almost 20% held in cash on average. The decline of 24% in Apple shares which the Fund liquidated during the period and the general lack of performance of several of the Funds core holdings, which we believe has now been addressed.

The Board of Trustees elected a new Independent Trustee effective April 1st, 2013. He is

B. Michael Ferweda of Austin, Texas. Mr. Ferweda serves as CEO and principal for several startup retail ventures including, Zinger Hardware & General Merchant, Inc., ZingerHardware.com, FrenchMarketProducts.com, and the F1 Watch Party Series. Michael's creative ability to forecast consumer trends in the marketplace and his passion and contacts within the Formula 1 and Austin community are invaluable to GPIF. Mr. Ferweda replaced board member Marc Prochowski, Esquire who returned to his homeland of Poland to assist his family. We want to thank Marc for his long and valuable contribution to the board.  Additionally, we have formed an Advisory Board to the Fund and are so proud of the 6 accomplished members around the globe, who have  to agreed serve. More about the backgrounds of these members is also available on our website.

We are negotiating several major distribution agreements and have completed new marketing partnerships, which will help the Fund's exposure locally, regionally, nationally, and globally.  Our endeavors over the last 12 months have greatly increased the awareness of our Fund in the Formula 1 community as well.

The Fund made many successful investments over the fiscal year that led to our performance gains. We have great expectations for growth over the next year, and believe we will continue to represent an outstanding, diversified position in your portfolio.

Thank you again for your investment and continued support of Grand Prix Investors Fund.

All the best,

John C. Foti

President

Grand Prix Investors Fund®

GRAND PRIX INVESTORS FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2013 (UNAUDITED)

FOR PERIOD OCTOBER 21, 2010* THROUGH JULY 31, 2013

	1 Year	Since Inception	Ending Value
Grand Prix Investor Fund	11.15%	3.43%	$ 10,983
S&P 500 Index	25.00%	16.22%	$ 15,183
MSCI EAFE Index	24.27%	6.05%	$ 11,772

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of October 21, 2010 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index has been developed by MSCI Inc. as an equity benchmark for its international stock performance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed with six months or less of purchase.

GRAND PRIX INVESTORS FUND

PORTFOLIO SECTOR ILLUSTRATION

JULY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
5.63%
Call Options
0.19%
Technology
13.23%
Cash Equivalent
19.48%
Industrials
12.49%
Communication Services
3.50%
Financial Services
13.90%
Consumer Cyclical
12.36%
Exchange Traded Funds
7.99%
Healthcare
3.75%
Consumer Defensive
7.48%

	Grand Prix Investors Fund
	Schedule of Investments
	July 31, 2013

Shares		Value

COMMON STOCKS - 69.98%

Aerospace & Defense - 0.50%
100	European Aeronautic Defence & Space Co. ADR	$ 5,999

Aircraft - 2.19%
250	Boeing Co.	26,275

Apparel Manufacturers - 0.96%
100	Hugo Boss AG (Germany)	11,596

Beverages - 3.55%
340	Diageo Plc.	42,612

Chemicals-Major Diversified - 1.44%
300	DuPont E I de Nemours & Co.	17,307

Computer Storage Devices - 2.57%
750	NetApp, Inc.	30,840

Drug Manufacturers - Major - 3.80%
897	GlaxoSmithKline Plc. ADR	45,711

Electronic & Other Electrical Equipment - 3.95%
1,950	General Electric Co.	47,522

Finance Services - 1.84%
300	American Express Co.	22,131

Food & Kindred Products - 4.06%
1,200	Unilever Plc. ADR	48,756

Insurance Agents Brokers & Services - 2.97%
2,300	Allianz SE ADR	35,719

Metalworking Machinery & Equipment - 1.72%
350	Lincoln Electric Holdings, Inc.	20,664

Motor Vehicles & Passenger Car Bodies - 7.50%
2,360	Ford Motor Co.	39,837
1,100	Volkswagen AG ADR	50,336
		90,173
Motor Vehicle Parts & Accessories - 4.31%
625	Honeywell International, Inc.	51,863

Paints, Varnishes, Lacquers, Enamels & Allied Products - 4.27%
320	PPG Industries Inc.	51,341

Rubber & Plastics Footwear - 4.07%
875	Adidas AG ADR	48,974

Security Brokers, Dealers & Flotation Co. - 0.85%
200	Waddell & Reed Financial, Inc.	10,212

Services-Business Services NEC - 5.01%
340	Visa Inc. Class A	60,183

Services-Computer Programming, Data Processing, Etc. - 4.43%
60	Google, Inc. Class A *	53,265

Services-Prepackaged Software - 6.43%
1,080	3D Systems Corp. *	51,008
360	SAP AG ADR	26,240
		77,248
Telephone Communications (No Radio Telephone) - 3.56%
865	Verizon Communications, Inc.	42,800

TOTAL FOR COMMON STOCKS (Cost $745,467) - 69.98%		841,191

EXCHANGE TRADED FUNDS - 8.11%
705	Market Vectors Biotech	55,758
1,140	Japan Hedged Equity Fund	37,871
30	SPDR Gold Shares *	3,839
TOTAL EXCHANGE TRADED FUNDS (Cost $94,282) - 8.11%		97,468

LIMITED PARTNERSHIPS - 3.43%
1,830	Blackstone Group L.P.	41,267
TOTAL LIMITED PARTNERSHIPS (Cost $41,577) - 3.43%		41,267

Underlying Security
Expiration Date/Exercise Price

CALL OPTIONS - 0.20% *
Shares Subject
to Call
	Google, Inc.
100	September 2013 Call @ $890.00	2,360

	Total (Premiums Paid $2,401) - 0.20%	2,360

SHORT TERM INVESTMENTS - 19.76%
237,572	Fidelity Institutional Money Market Portfolio 0.17% **	237,572
TOTAL SHORT TERM INVESTMENTS (Cost $237,572) - 19.76%		237,572

TOTAL INVESTMENTS (Cost $1,121,299) - 101.48%		1,219,858

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.48)%		(17,838)

NET ASSETS - 100.00%		$ 1,202,020

ADR - American Depository Receipt
* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at July 31, 2013.
The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Assets and Liabilities
July 31, 2013

Assets:
Investments, at Fair Value (Cost $1,121,299)	$ 1,219,858
Cash	500
Receivables:
Dividends and Interest	1,313
Total Assets	1,221,671
Liabilities:
Securities Purchased	17,413
Due to Advisor	1,984
Distribution Fees	254
Total Liabilities	19,651
Net Assets	$ 1,202,020

Net Assets Consist of:
Paid In Capital	$ 1,127,605
Accumulated Realized Loss on Investments	(24,144)
Unrealized Appreciation in Value of Investments	98,559
Net Assets, for 110,077 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 1,202,020

Net Asset Value Per Share and Offering Price ($1,202,020/110,077)	$ 10.92

Minimum Redemption Price Per Share *	$ 10.81

*The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statement of Operations
For the year ended July 31, 2013

Investment Income:
Dividends (net of foreign withholding of $1,216)	$ 17,706
Interest	275
Total Investment Income	17,981

Expenses:
Advisory Fees	20,217
Distribution Fees	2,592
Total Expenses	22,809

Net Investment Loss	(4,828)

Realized and Unrealized Gain (Loss) on:
Realized Gain on Investments	46,926
Realized Loss on Options	(5,774)
Net Change in Unrealized Appreciation on:
Investments	74,217
Options	429
Net Realized and Unrealized Gain on Investments	115,798

Net Increase in Net Assets Resulting from Operations	$ 110,970

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2013	7/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (4,828)	$ (330)
Net Realized Gain (Loss) on Investments and Options	41,152	(59,689)
Unrealized Appreciation on Investments and Options	74,646	28,613
Net Increase (Decrease) in Net Assets Resulting from Operations	110,970	(31,406)

Distributions to Shareholders:
Net Investment Income	(6,189)	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	(6,189)	-

Capital Share Transactions:
Proceeds from Sale of Shares	572,720	130,331
Shares Issued on Reinvestment of Dividends	6,189	-
Proceeds from Early Redemption Fees	1,554	-
Cost of Shares Redeemed	(324,194)	(184,961)
Net Increase (Decrease) in Net Assets from Shareholder Activity	256,269	(54,630)

Net Assets:
Net Increase (Decrease) in Net Assets	361,050	(86,036)
Beginning of Period	840,970	927,006
End of Period	$ 1,202,020	$ 840,970

Share Transactions:
Shares Sold	56,516	13,489
Shares Issued on Reinvestment of Dividends	625	-
Shares Redeemed	(32,161)	(19,230)
Net Increase (Decrease) in Shares	24,980	(5,741)
Outstanding at Beginning of Period	85,097	90,838
Outstanding at End of Period	110,077	85,097

The accompanying notes are an integral part of these financial statements.

Grand Prix Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended		Period Ended
	7/31/2013	7/31/2012	7/31/2011 #

Net Asset Value, at Beginning of Period	$ 9.88	$ 10.21	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.05)	-	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.13	(0.33)	0.27
Total from Investment Operations	1.08	(0.33)	0.21

Distributions from:
Net Investment Income	(0.06)	-	-
Total from Distributions	(0.06)	-	-

Redemption Fees ***	0.02	-	-

Net Asset Value, at End of Period	$ 10.92	$ 9.88	$ 10.21

Total Return **	11.15%	(3.23)%	2.10%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,202	$ 841	$ 927
Ratio of Expenses to Average Net Assets	2.20%	2.20%	2.21%	†
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.04)%	(0.75)%	†
Portfolio Turnover	211.66%	406.15%	220.42%

† Annualized
# The Fund commenced investment operations on October 21, 2010.
* Net Investment Income/Loss per share amounts were calculated using the average share method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 1.00% redemption fee on shares redeemed within 6 months of purchase.

The accompanying notes are an integral part of these financial statements.

GRAND PRIX INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2013

Note 1. Organization

The Grand Prix Investors Fund (the “Fund”) is the sole series of the Grand Prix Investors Trust (the “Trust”), a diversified, open-end management investment company registered with the Securities and Exchange Commission.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated June 18, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.  The Fund commenced operations on October 21, 2010.  The Fund seeks long-term total return.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations - The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Fund’s Board of Trustees. The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Trustees.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in shares of other investment companies (“Underlying Funds”).  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Equity securities: The Fund may invest in common stock, convertible preferred stock, rights, warrants, exchange traded funds (ETFs) and other investment companies.

ETF’s and Other Investment Companies - The Fund may invest in the securities of other investment companies (including ETFs) to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund’s investment objectives.

Options – The Fund may write (sell) covered call options and covered put options and purchase call and put options. The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. See Note 6 for additional disclosures on the Fund’s options transactions during the year ended July 31, 2013.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund intends to declare and pay dividends from net income annually or more frequently at the discretion of the Board of Trustees. Dividends from net capital gains will be paid annually.  The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period ended July 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other - The Fund records security transactions on the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Reclassifications - As of July 31, 2013, the Fund recorded a permanent book/tax difference of $4,828 from net investment loss to paid in capital.  This reclassification has no impact on the net asset value of the Fund and is designed to generally present undistributed income and realized gains/(losses) on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 1% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase. The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended July 31, 2013, the Fund received $1,554 in redemption fees.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Fair Value of Investments

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Valuation Inputs of Assets
Common Stocks	$ 841,191	$ -	$ -	$ 841,191
Limited Partnership	41,267	-	-	41,267
Exchange Traded Funds	97,468	-	-	97,468
Call Options	2,360	-	-	2,360
Short-Term Investments:
Fidelity Money Market Portfolio Class Select	237,572	-	-	237,572
	$ 1,219,858	$ -	$ -	$ 1,219,858

The Fund did not hold any Level 3 assets during the year ended July 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has an investment advisory agreement with Autosport Fund Advisors, Inc. (the “Adviser”), under which the Adviser, subject to such policies as determined by the Trustees of the Fund will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.  The Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.95% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund including the compensation and expenses of any trustees, officers and employees of the Fund; clerical and shareholder service staff salaries; office space, legal, auditing and accounting, custodian and transfer agent. The Adviser will not pay for brokerage; taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act.  For the year ended July 31, 2013, the Adviser earned advisory fees of $20,217.  As of July 31, 2013, the Fund owed the Adviser $1,984 for advisory fees.

Note 5. Distribution Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Fund pays the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan.  Under the terms of the Plan the amount payable annually by the Fund would be 0.25% of its average daily net assets.  For the year ended July 31, 2013, the Fund incurred $2,592 in distribution fees.  As of July 31, 2013, the Fund owed $254 to the Advisor for distribution fees.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred.  Because the Plan is a compensation plan, payments under the Plan are not tied to expenses actually incurred by the Adviser and payments may exceed distribution expenses actually incurred by the Adviser.  The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

Note 6. Options

Transactions in purchased options during the year ended July 31, 2013 were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at July 31, 2012	11	$ 5,018
Options purchased	14	25,032
Options exercised	-	-
Options expired	(3)	(5,973)
Options terminated in closing sale transaction	(21)	(21,676)
Options outstanding at July 31, 2013	1	$ 2,401

The Fund adopted ASC 815, “Disclosures about Derivative Instruments and Hedging Activities” at commencement of investment operations on October 21, 2010.

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended July 31, 2013, by the Fund, are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written & Purchased	Realized Loss on Options	$(5,774)	Change in Unrealized Appreciation on Options	$ 429

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 7. Investment Transactions

For the year ended July 31, 2013, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $2,038,532 and $1,805,108, respectively.  Purchases and sales of options aggregated $25,032 and $21,875, respectively.

Note 8. Tax Matters

As of July 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments*	$ 1,124,030

Gross tax appreciation of investments	$ 98,559
Gross tax depreciation of investments	$ (2,731)

Net tax appreciation/(depreciation)	$ 95,828

*The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at July 31, 2013, the following represents the tax basis capital gains and losses:

Undistributed ordinary income                                                    $           -

Short-term capital loss carry-forward +                                      $(17,997)

Post-October capital loss deferrals realized

    between 11/1/12 and 7/31/13 **                                             $  (3,421)

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

**These deferrals are considered incurred in subsequent tax year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund paid distributions in the amount of $6,189, from ordinary income, for the year ended July 31, 2013.

For the year ended July 31, 2012, there were no distributions paid.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. New Accounting Pronouncement.

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Grand Prix Investors Fund,

  a Series of the Grand Prix Investors Trust

We have audited the accompanying statement of assets and liabilities of The Grand Prix Investors Fund (the “Fund”), a Series of the Grand Prix Investors Trust (the “Trust”), including the schedule of investments, as of July 31, 2013 and the related statements of operations for the year then ended,  the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the financial highlights for the period October 21, 2010 (commencement of investment operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of July 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Grand Prix Investors Fund, a Series of the Grand Prix Investors Trust, as of July 31, 2013, the results of its operations for the year then ended, the statements of changes in net assets and the financial highlights for each of  the two years in the period then ended, and the financial highlights for the period October 21, 2010 (commencement of investment operations) through July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania September 25, 2013

Grand Prix Investors Fund
Expense Illustration
July 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Grand Prix Investors Fund, you incur ongoing costs which typically consist of management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2013 through July 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$1,056.09	$11.22
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.88	$10.99

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GRAND PRIX INVESTORS FUND

TRUSTEES AND OFFICERS

JULY 31, 2013 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex.”  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During Past Five Years

Laura A. Bradford, CPA 1058 W. Ave. M-14, Suite B Palmdale, CA 93551 Year of Birth: 1970	Trustee	Indefinite/ September 2010 to Present	Human Resources Partner, Burkey, Cox, Evans & Bradford (certified public accounting firm), 2000-present	1	None
B. Michael Ferweda 4001 N Lamar Blvd. Austin, Texas 78756 Year of Birth: 1961	Trustee	Indefinite/ April 2013 to Present	CEO of Zinger Hardware & General Merchant, Inc. Zingerhardware.com, FrenchMarketProducts.com, F1 Watch Party Series	1	None

1The “Fund Complex” consists of the Grand Prix Investors Fund.

The Trustees received no compensation in Trustee fees from the Advisor during the year ended July 31, 2013.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.  John C. Foti is an “interested person” of the Trust by virtue of his controlling ownership of the investment adviser to the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John C. Foti 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1953	Trustee, President, Chief Financial Officer and Treasurer	Indefinite/June 2008 to Present	Portfolio Manager and President, Autosport Fund Advisors, Inc. (June 2008-Present); President/Owner, Capital Benefits Company (June 1995-June 2005); Registered Representative and Registered Investment Adviser Representative, National Planning Corp. (November 1999-Present)	1	None
Terry Tropila 42125 Shadow Hills, Lancaster, CA 93536 Year of Birth: 1966	Secretary	Indefinite/ September 2010 to Present

Information Technology Services Professional, Technisource/Hoag Hospital, November 2009 – present; Information Technology Services Professional, Experient Portfolio Management,  December 2008 – October 2009; Information Technology Services Professional, Nicholas Laboratories, May 2006 – November 2008

				N/A	N/A

1 The “Fund Complex” consists of the Grand Prix Investors Fund.

GRAND PRIX INVESTORS FUND

ADDITIONAL INFORMATION

JULY 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-453-6556, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 453-6556 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 453-6556 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At the Board meeting of Grand Prix Investors Trust (the "Trust") held on September 24, 2012, the Board of Trustees of the Trust (the "Board") considered the renewal of the Management Agreement between the Trust and Autosport Fund Advisors, Inc., (the "Advisor") the Fund's investment advisor. The Board reviewed the prior memo from prior counsel to the Trust and the Independent Trustees ("Counsel") regarding the duties of Trustees with respect to approval of investment advisory contracts. Including the specific factors Trustees should consider in evaluating an investment advisory contract  which include, but are not limited to, the following: the investment performance of the fund and the investment advisor.: the nature, extent and quality of the services to be provided by the investment advisor to the fund; the cost of the services to be provided and the profits to be realized by the advisor and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the nature, extent and quality of the services to be provided by the advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent  with the Fund's investment objective and policies. The Trustees also considered that the Advisor would determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The Trustees noted the Advisor would furnish any reports, evaluations, information or analysis to the Trust as the Board of Trustees may request from time to time or as the Advisor deems to be desirable. The Trustees also noted that the Advisor would pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future. The Trustees noted that the Advisor had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund's investment policies and limitations, as well as the federal securities laws.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Trustees reviewed information regarding the Advisor's financial condition and its anticipated profitability from managing the Fund assuming different levels of assets under management, and discussed the same with the President of the Advisor. Based on their review, the Trustees concluded that they were satisfied that the Advisor's expected levels of profitability from its relationship with the Fund was not excessive.

The Board then temporarily adjourned and the Independent Trustees met in executive session. Upon reconvening, on motion duly made and seconded, the Board, including the Independent Trustees approved  the renewal of the Management Agreement for an  initial additional one year period effective September 20, 2012, pursuant to the terms of the Management Agreement.

Investment Adviser:
Autosport Fund Advisors, Inc.

42125 Shadow Hills,

Lancaster, CA 93536

Independent Registered Public Accounting Firm:
Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel:
Oswald & Yap, LLP

16148 Sand Canyon

Irvine, CA  92168

Transfer Agent:
For more information, wire purchase or redemptions, call or write to

Grand Prix Investors Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Grand Prix Investors Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 453-6556 Toll Free

This report is provided for the general information of the shareholders of the Grand Prix Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$   9,800

FY 2012

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 1,800

FY 2012

$ 1,800

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 1,800

FY 2012

$ 1,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Grand Prix Investors Trust

By /s/John C. Foti

     John C. Foti

     President

Date: October 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John C. Foti

      John C. Foti

      President and Treasurer

Date October 3, 2013